MFS(R) Municipal Limited Maturity Fund

                      Supplement to the Current Prospectus

Effective immediately, the third and fourth paragraphs in the section entitled "Principal Investment Policies" under the caption "I: Risk Return Summary" are hereby revised as follows:

     Fixed income securities with limited maturities include securities with remaining maturities of 10 years or less. Under normal market conditions, the fund's dollar weighted average maturity will not exceed 5 years.

                The date of this Supplement is December 6, 2004.